Vanguard Long-Term Bond Index Fund

Supplement to the Prospectus and Summary Prospectus Dated April 28, 2015

Prospectus and Summary Prospectus Text Changes

The following replaces similar text under the heading “Investment Advisor”:

Portfolio Managers

Joshua C. Barrickman, CFA, Principal of Vanguard and head of Vanguard’s Fixed Income Indexing Americas. He has co-managed the Fund since 2013.

Christopher E. Wrazen, CFP, Portfolio Manager at Vanguard. He has co-managed the Fund since July 2015.

Prospectus Text Changes

Under the heading Investment Advisor in the description of managers primarily responsible for the day-to-day management of the Funds, references to Paul M. Malloy are removed, and the following is added:

Christopher E. Wrazen, CFP, Portfolio Manager at Vanguard. He has been with Vanguard since 2004, has worked in investment management since 2008, has managed investment portfolios since 2015, and has co-managed the Long-Term Bond Index Fund since July 2015. Education: B.S., West Chester University; M.B.A., Drexel University’s LeBow College of Business.

CFA® is a registered trademark owned by CFA Institute. © 2015 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

PS 84 072015

Vanguard Bond Index Funds

Supplement to the Statement of Additional Information Dated April 28, 2015

Statement of Additional Information Text Changes

In the Investment Advisory Services section, all references to Paul M. Malloy are removed. The following text is added under the heading “1. Other Accounts Managed” on page B-45:

Christopher E. Wrazen co-manages Vanguard Long-Term Bond Index Fund; as of June 30, 2015, the Fund held assets of $8.3 billion.

Within the same section, the following text is added under the heading “4. Ownership of Securities” on page B-46:

As of June 30, 2015, Mr. Wrazen did not own any shares of Vanguard Long-Term Bond Index Fund.

© 2015 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

SAI 84A 072015